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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 3, 2003


                               Federal Screw Works
                              --------------------
               (Exact name of Registrant as Specified in Charter)



                                   Michigan
                            -----------------------
                 (State or Other Jurisdiction of Incorporation)



         0-1837                                          38-0533740
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 (Commission File Number)                   (IRS Employer Identification No.)


             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code: 586-443-4200


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ITEM 5.  OTHER EVENTS.

      On December 3, 2003, Federal Screw Works issued a press release announcing that its Board of Directors has authorized a plan to repurchase up to 185,000 shares of Federal Screw Works' common stock over an ongoing period. The press release, dated December 3, 2003, is attached as Exhibit 99.1 to this Form 8-K.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FEDERAL SCREW WORKS


Date:  December 3, 2003               By: /s/ Thomas ZurSchmiede
                                          --------------------------------------
                                          Thomas ZurSchmiede
                                          President and Chief Executive Officer




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                                Index of Exhibits



Exhibit No.                  Description

99.1                         Press Release dated December 3, 2003